LIMITED POWER OF ATTORNEY

WHEREAS, the Niagara Income Opportunities Fund, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE, PHILIP B. SINENENG, ANDREW J. DAVALLA, and CASSANDRA W. BORCHERS (with full power to each to act alone) as attorneys for him and in his name, place and stead, and in his capacity as Trustee to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-274697, 811-23902) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand in the City of Atlanta, County of Fulton, and State of Georgia, this 6th day of December 2023.

Signature:	/s/__________________________
Louis J. Douglas, IV
Trustee

Signature:	/s/__________________________

Witness (name printed) Jacob Olliffe
Date: December 6, 2023

State of Georgia
County of Fulton

This instrument was acknowledged before me on December 6, 2023 by Louis Douglass who proved to me on the basis of satisfactory evidence (South Carolina Driver’s License) to be the person who appeared before me.

/s/ Darby Johnson	Seal
(signature of notary public)	DARBY JOHNSON
NOTARY
Notary Public, State of Georgia	EXPIRES
GEORGIA
My commission expires: March 29, 2027	March 29, 2027
PUBLIC
COBB COUNTY

LIMITED POWER OF ATTORNEY

WHEREAS, the Niagara Income Opportunities Fund, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE, PHILIP B. SINENENG, ANDREW J. DAVALLA, and CASSANDRA W. BORCHERS (with full power to each to act alone) as attorneys for him and in his name, place and stead, and in his capacity as Trustee to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-274697, 811-23902) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand in the City of Atlanta, County of Fulton, and State of Georgia, this 6th day of December 2023.

Signature:	/s/__________________________
Jeffrey G. Evans
Trustee

Signature:	/s/__________________________

Witness (name printed) Jacob Olliffe
Date: December 6, 2023

State of Georgia
County of Fulton

This instrument was acknowledged before me on December 6, 2023 by Jeffery Evans who proved to me on the basis of satisfactory evidence (Michigan Driver’s License) to be the person who appeared before me.

/s/ Darby Johnson	Seal
(signature of notary public)	DARBY JOHNSON
NOTARY
Notary Public, State of Georgia	EXPIRES
GEORGIA
My commission expires: March 29, 2027	March 29, 2027
PUBLIC
COBB COUNTY

LIMITED POWER OF ATTORNEY

WHEREAS, the Niagara Income Opportunities Fund, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE, PHILIP B. SINENENG, ANDREW J. DAVALLA, and CASSANDRA W. BORCHERS (with full power to each to act alone) as attorneys for him and in his name, place and stead, and in his capacity as Trustee to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-274697, 811-23902) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand in the City of Atlanta, County of Fulton, and State of Georgia, this 6th day of December 2023.

Signature:	/s/__________________________
Todd E. Dawes
Trustee

Signature:	/s/__________________________

Witness (name printed) Jacob Olliffe
Date: December 6, 2023

State of Georgia
County of Fulton

This instrument was acknowledged before me on December 6, 2023 by Todd Dawes who proved to me on the basis of satisfactory evidence (California Driver’s License) to be the person who appeared before me.

/s/ Darby Johnson	Seal
(signature of notary public)	DARBY JOHNSON
NOTARY
Notary Public, State of Georgia	EXPIRES
GEORGIA
My commission expires: March 29, 2027	March 29, 2027
PUBLIC
COBB COUNTY

LIMITED POWER OF ATTORNEY

WHEREAS, the Niagara Income Opportunities Fund, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee, the President, Chief Executive Officer, and the Principal Executive Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE, PHILIP B. SINENENG, ANDREW J. DAVALLA, and CASSANDRA W. BORCHERS (with full power to each to act alone) as attorneys for him and in his name, place and stead, and in his capacity as Trustee, President, Chief Executive Officer, and Principal Executive Officer, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-274697, 811-23902) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand in the City of Atlanta, County of Fulton, and State of Georgia, this 6th day of December 2023.

Signature:	/s/__________________________
Adam C. Stewart
Trustee, President, Chief Executive Officer, and Principal Executive Officer

Signature:	/s/__________________________

Witness (name printed) Jacob Olliffe
Date: December 6, 2023

State of Georgia
County of Fulton

This instrument was acknowledged before me on December 6, 2023 by Adam C. Stewart who proved to me on the basis of satisfactory evidence (Florida Driver’s License) to be the person who appeared before me.

/s/ Darby Johnson	Seal
(signature of notary public)	DARBY JOHNSON
NOTARY
Notary Public, State of Georgia	EXPIRES
GEORGIA
My commission expires: March 29, 2027	March 29, 2027
PUBLIC
COBB COUNTY

LIMITED POWER OF ATTORNEY

WHEREAS, the Niagara Income Opportunities Fund, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the Treasurer, Chief Financial Officer, Principal Financial Officer, Chief Accounting Officer, and Principal Accounting Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE, PHILIP B. SINENENG, ANDREW J. DAVALLA, and CASSANDRA W. BORCHERS (with full power to each to act alone) as attorneys for her and in her name, place and stead, and in her capacity as Treasurer, Chief Financial Officer, Principal Financial Officer, Chief Accounting Officer, and Principal Accounting Officer, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-274697, 811-23902) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand in the City of Atlanta, County of Fulton, and State of Georgia, this 11th day of December 2023.

Signature:	/s/__________________________
Kathryn Bruckert
Treasurer, Chief Financial Officer, Principal Financial Officer, Chief Accounting Officer, and Principal Accounting Officer

Signature:	/s/__________________________

Witness (name printed) Jacob Olliffe
Date: December 6, 2023

State of Georgia
County of Fulton

This instrument was acknowledged before me on December 11, 2023 by Kathryn Bruckert who proved to me on the basis of satisfactory evidence (Georgia Driver’s License) to be the person who appeared before me.

/s/ Darby Johnson	Seal
(signature of notary public)	DARBY JOHNSON
NOTARY
Notary Public, State of Georgia	EXPIRES
GEORGIA
My commission expires: March 29, 2027	March 29, 2027
PUBLIC
COBB COUNTY